Exhibit 10.6


















                         UNISTAR GAMING CORP.

                           STOCK OPTION PLAN
























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ARTICLE I DEFINITIONS........................................................1

      1.01. Affiliate........................................................1
      1.02. Agreement........................................................1
      1.03. Board............................................................1
      1.04. Code.............................................................1
      1.05. Committee........................................................1
      1.06. Common Stock.....................................................1
      1.07. Company..........................................................1
      1.08. Fair Market Value................................................1
      1.09. Option...........................................................2
      1.10. Participant......................................................2
      1.11. Plan.............................................................2
      1.12. Ten Percent Stockholder..........................................2

ARTICLE II PURPOSES..........................................................2


ARTICLE III ADMINISTRATION...................................................3


ARTICLE IV ELIGIBILITY.......................................................3


ARTICLE V STOCK SUBJECT TO PLAN..............................................4

      5.01. Shares Issued....................................................4
      5.02. Aggregate Limit..................................................4
      5.03. Reallocation of Shares...........................................4

ARTICLE VI OPTIONS...........................................................4

      6.01. Award............................................................4
      6.02. Option Price.....................................................4
      6.03. Maximum Option Period............................................5
      6.04. Nontransferability...............................................5
      6.05. Employee Status..................................................5
      6.06. Exercise.........................................................5
      6.07. Payment..........................................................6
      6.08. Stockholder Rights...............................................6
      6.09. Disposition of Stock.............................................6

ARTICLE VII  ADJUSTMENT UPON CHANGE IN COMMON STOCK..........................6

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ARTICLE VIII COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES...........7


ARTICLE IX GENERAL PROVISIONS................................................7

      9.01. Effect on Employment.............................................7
      9.02. Unfunded Plan....................................................7
      9.03. Rules of Construction............................................8

ARTICLE X AMENDMENT..........................................................8


ARTICLE XI DURATION OF PLAN..................................................8


ARTICLE XII EFFECTIVE DATE OF PLAN...........................................8




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                              UNISTAR GAMING CORP.
                                STOCK OPTION PLAN

                                    ARTICLE I

                                   DEFINITIONS

1.01. Affiliate

      Affiliate means any "subsidiary" or "parent" corporation (within the meaning of Section 424 of the Code) of the Company.

1.02. Agreement

      Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Option.

1.03. Board

      Board means the Board of Directors of the Company.

1.04. Code

      Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.05. Committee

      Committee means the committee of the Board appointed to administer the Plan.

1.06. Common Stock

      Common Stock means the common stock of the Company.

1.07. Company

      Company means Unistar Gaming Corp., a Delaware corporation.

1.08. Fair Market Value

      Fair Market Value means, on any given date, the current fair market value of a share of Common Stock which shall be determined as follows: If the Common Stock is not listed on an established stock exchange, the Fair Market Value shall be the average reported "closing" price of a share of Common Stock in the over-the-counter market as reported by the National Association of Securities Dealers, Inc. If the Common Stock is listed on an established stock exchange or exchanges, Fair Market Value shall be the average closing price of a share of Common Stock reported on that stock exchange or exchanges.

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1.09. Option

      Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.10. Participant

      Participant means an employee of the Company, including an employee who is a member of the Board, who satisfies the requirements of Article IV and is selected by the Committee to receive an Option.

1.11. Plan

      Plan means the Unistar Gaming Corp. Stock Option Plan.

1.12. Ten Percent Stockholder

      Ten Percent Stockholder means any individual owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of an Affiliate. An individual shall be considered to own any voting stock owned (directly or indirectly) by or for his brothers, sisters, spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a stockholder, partner or beneficiary.


                                   ARTICLE II

                                    PURPOSES

      The Plan is intended to assist the Company in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and to associate their interests with those of the Company and its stockholders. The Plan is intended to permit the grant of Options qualifying under Section 422 of the Code (Incentive Stock Options), and Options not so qualifying (Nonqualified Options). No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.




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                                   ARTICLE III

                                 ADMINISTRATION

      The Plan shall be administered by the Committee. The Committee shall have authority to grant Options upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option may be exercised. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee.

      Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final and conclusive. Neither the Committee nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Option. All expenses of administering this Plan shall be borne by the Company.



                                   ARTICLE IV

                                   ELIGIBILITY

      Any employee of the Company or an Affiliate (including a company that becomes an Affiliate after the adoption of this Plan), is eligible to participate in this Plan if the Committee, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company. Directors of the Company who are employees of the Company may be selected to participate in this Plan.





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                                    ARTICLE V

                              STOCK SUBJECT TO PLAN

5.01. Shares Issued

      Shares Issued. Upon the exercise of any Option, the Company shall deliver to the Participant (or the Participant's broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock or treasury stock.

5.02. Aggregate Limit

      Aggregate Limit. The maximum aggregate number of shares of Common Stock that may be issued under this Plan pursuant to the exercise of Options is 1,000,000 shares, subject to adjustment as provided in Article VII.

5.03. Reallocation of Shares

      Reallocation of Shares. If an Option is terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to the Option or portion thereof may be reallocated to other Options to be granted under this Plan.



                                   ARTICLE VI

                                     OPTIONS

6.01. Award

      Award. In accordance with the provisions of Article IV, the Committee will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such awards; provided, however, that no individual may be granted Options in any calendar year covering more than 200,000 shares of Common Stock.

6.02. Option Price

      Option Price. The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted if the Option is intended to be an Incentive Stock Option. Notwithstanding the preceding sentence, the price per share for Common Stock purchased on the exercise of any Option shall not be less than 110% of the Fair Market Value on the date the Option is granted in the case of an Option that is intended to be an Incentive Stock Option granted to an individual who is a Ten Percent Stockholder on the date such Option is granted.

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6.03. Maximum Option Period

      Maximum Option Period. The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant, except that no Option that is intended to be an Incentive Stock Option shall be exercisable after the expiration of ten years from the date such Option was granted. In the case of an Option that is intended to be an Incentive Stock Option that is granted to a Participant who is a Ten Percent Stockholder on the date of grant, such Option shall not be exercisable after the expiration of five years from the date of grant. The terms of any Option that is intended to be an Incentive Stock Option may provide that it is exercisable for a period less than such maximum period.

6.04. Nontransferability

      Nontransferability. Each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. During the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.05. Employee Status

      Employee Status. For purposes of determining the applicability of Section 422 of the Code (relating to Incentive Stock Options), or in the event that the terms of any Option provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

6.06. Exercise

      Exercise. Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that Options that are intended to be Incentive Stock Options (granted under the Plan and all plans of the Company and its Affiliates) may not be first exercisable in a calendar year for stock having a Fair Market Value (determined as of the date an Option is granted) exceeding $100,000. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option.

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6.07. Payment

      Payment. Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Committee. If the Agreement provides, payment of all or part of the Option price may be made by surrendering shares of Common Stock to the Company. If Common Stock is used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

6.08. Stockholder Rights

      Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to his Option until the date of exercise of such Option.

6.09. Disposition of Stock

      Disposition of Stock. A Participant shall notify the Company of any sale or other disposition of Common Stock acquired pursuant to an Option that was intended to be an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.



                                   ARTICLE VII

                    ADJUSTMENT UPON CHANGE IN COMMON STOCK

      The maximum number of shares as to which Options may be granted under this Plan, the individual limitation of Section 6.01 and the terms of outstanding Options shall be adjusted as the Committee shall determine to be equitably required in the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or
(ii) engages in a transaction to which Section 424 of the Code applies or (b) there occurs any other event which in the judgment of the Committee necessitates such action. Any determination made under this Article VII by the Committee shall be final and conclusive.

      The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options may be granted, the individual limitation of Section 6.01 or the terms of outstanding Options.

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      The Committee may grant Options in substitution for stock options or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of this Article VII. Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Option grants shall be as the Committee, in its discretion, determines is appropriate.



                                  ARTICLE VIII

            COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

      No Option shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which an Option is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option shall be exercisable, no Common Stock shall be issued, and no certificate for shares shall be delivered under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

                                   ARTICLE IX

                               GENERAL PROVISIONS

9.01. Effect on Employment

      Effect on Employment. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the employ of the Company or in any way affect any right and power of the Company to terminate the employment of any individual at any time with or without assigning a reason therefor.

9.02. Unfunded Plan

      Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

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9.03. Rules of Construction

      Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

                                    ARTICLE X

                                    AMENDMENT

      The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until stockholder approval is obtained if (i) the amendment increases the aggregate number of shares of Common Stock that may be issued under the Plan (other than an adjustment as provided in Article VII) or (ii) the amendment changes the class of individuals eligible to become Participants. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Option outstanding at the time such amendment is made.


                                   ARTICLE XI

                                DURATION OF PLAN

      No Option may be granted under this Plan more than ten years after the earlier of the date this Plan is adopted by the Board or the date this Plan is approved by stockholders in accordance with Article XII. Options granted before that date shall remain valid in accordance with their terms.



                                   ARTICLE XII

                             EFFECTIVE DATE OF PLAN

      Options may be granted under this Plan upon its adoption by the Board, provided that no Option shall be effective or exercisable unless, within twelve months of such adoption, this Plan is approved by the Company's stockholders by their unanimous written consent or by a majority of the votes entitled to be cast by the Company's stockholders, voting either in person or by proxy, at a duly held stockholders' meeting.